Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Third Quarter 2022 Results

SPOKANE, Wash., October 24, 2022 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $46.0 million, or $0.64 per diluted share, on revenues of $306.7 million for the quarter ended September 30, 2022. Excluding after tax special items consisting of a gain on insurance recoveries and CatchMark merger related expenses, adjusted net income was $53.2 million, or $0.74 per diluted share for the third quarter of 2022. Net income was $65.7 million, or $0.97 per diluted share, on revenues of $287.3 million for the quarter ended September 30, 2021. Excluding an after-tax gain on insurance recoveries, adjusted net income was $62.4 million, or $0.92 per diluted share for the third quarter of 2021.

Third Quarter 2022 Highlights

•
Generated Total Adjusted EBITDDA of $101.1 million and Total Adjusted EBITDDA margin of 33%
•
Successfully completed our merger with CatchMark creating a leading integrated timber REIT
•
Used existing interest rate swaps to reduce the combined company's annual interest expense by $8.5 million, reducing our weighted average cost of debt from 3.1% to 2.4%
•
Achieved $15 million of CatchMark CAD synergies and now expect $21 million versus our $16 million target
•
Restarted the large log line at the Ola, Arkansas sawmill on schedule
•
Maintained strong liquidity position of $773 million as of September 30, 2022

“Third quarter 2022 marked another important milestone in our company’s history as we successfully closed our merger with CatchMark, further diversifying our timberland ownership into some of the strongest markets in the U.S. South,” said Eric Cremers, president and chief executive officer. “Overall, we have acquired almost 500,000 acres of timberlands in the last year at relatively attractive prices, increasing our stable cash flows. All of our businesses continue to perform well and we generated Total Adjusted EBITDDA of $101 million in the third quarter. Our strong balance sheet and liquidity provide a high degree of flexibility as we navigate the current economic environment, along with the ability to continue growing shareholder value,” stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q3 2022	Q2 2022	Q3 2021
Revenues	$306.7	$359.6	$287.3
Net income	$46.0	$120.2	$65.7
Weighted average shares outstanding, diluted (in thousands)	71,632	69,791	67,648
Net income per diluted share	$0.64	$1.72	$0.97

Adjusted Net Income	$53.2	$112.9	$62.4
Adjusted Net Income per diluted share	$0.74	$1.61	$0.92

Total Adjusted EBITDDA	$101.1	$175.1	$107.2
Dividends per share	$0.44	$0.44	$0.41
Net cash from operations	$80.3	$147.9	$111.9
Cash and cash equivalents	$484.0	$511.2	$592.8

Business Performance: Q3 2022 vs. Q2 2022

Timberlands

Third Quarter 2022 Highlights

•
Timberlands Adjusted EBITDDA increased $6.6 million from Q2 2022
•
Northern and southern harvest volumes increased seasonally
•
Northern sawlog prices decreased 25% due largely to lower indexed sawlog prices
•
Southern sawlog prices were relatively flat
•
Higher log & haul costs were primarily driven by increased fuel costs and constrained capacity

($ in millions)	Q3 2022	Q2 2022	$ Change
Timberlands Revenues	$134.6	$105.5	$29.1

Timberlands Adjusted EBITDDA	$64.5	$57.9	$6.6

Wood Products

Third Quarter 2022 Highlights

•
Wood Products Adjusted EBITDDA decreased $75.9 million from Q2 2022
•
Average lumber price decreased 34% to $572 per MBF in Q3 2022
•
Lumber production increased in Q3 2022 leading to higher fixed cost absorption
•
Plywood shipments and price realizations declined on lower demand

($ in millions)	Q3 2022	Q2 2022	$ Change
Wood Products Revenues	$193.4	$266.6	$(73.2)

Wood Products Adjusted EBITDDA	$31.3	$107.2	$(75.9)

Real Estate

Third Quarter 2022 Highlights

•
Real Estate Adjusted EBITDDA decreased $7.7 million from Q2 2022
•
Sold 1,622 acres of rural land at an average price of $3,811 per acre
•
Sold 48 residential lots at an average price of $78,344 per lot
•
Sold 35 commercial acres for $182,520 per acre

($ in millions)	Q3 2022	Q2 2022	$ Change
Real Estate Revenues	$19.0	$26.7	$(7.7)

Real Estate Adjusted EBITDDA	$14.1	$21.8	$(7.7)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net income per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, October 25, 2022, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until November 1, 2022, by calling 1-800-770-2030 for U.S./Canada or 1-647-362-9199 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 2.2 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana, Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; synergies expected to be realized following the merger with CatchMark Timber Trust, Inc.; expectations about the start-up of the Ola, Arkansas sawmill’s large log line; expectations regarding the weighted average cost of debt; business conditions and strategies; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the impact of COVID-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the ability of the company and its contractors to successfully reach performance expectations of the new large log line at the Ola, Arkansas sawmill; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amounts)	2022	2022	2021	2022	2021
Revenues	$306,693	$359,597	$287,330	$1,077,640	$1,089,029
Costs and expenses:
Cost of goods sold	220,876	191,334	190,602	592,057	537,683
Selling, general and administrative expenses	18,878	20,412	18,512	55,584	54,782
CatchMark merger-related expenses	26,007	—	—	26,007	—
Gain on fire damage	(24,913)	(9,868)	(4,394)	(34,505)	(4,394)
	240,848	201,878	204,720	639,143	588,071
Operating income	65,845	157,719	82,610	438,497	500,958
Interest expense, net	(8,280)	(7,419)	(8,641)	(18,593)	(20,414)
Pension settlement charge	—	—	—	(14,165)	—
Non-operating pension and other postretirement employee benefit costs	(1,808)	(1,809)	(3,271)	(5,546)	(9,956)
Other	(1)	—	—	(1)	—
Income before income taxes	55,756	148,491	70,698	400,192	470,588
Income taxes	(9,801)	(28,269)	(5,031)	(70,135)	(85,910)
Net income	$45,955	$120,222	$65,667	$330,057	$384,678

Net income per share:
Basic	$0.64	$1.73	$0.98	$4.70	$5.72
Diluted	$0.64	$1.72	$0.97	$4.69	$5.69
Dividends per share	$0.44	$0.44	$0.41	$1.32	$1.23
Weighted-average shares outstanding:
Basic	71,486	69,580	67,315	70,171	67,275
Diluted	71,632	69,791	67,648	70,308	67,588

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$484,018	$296,151
Customer receivables, net	37,224	31,028
Inventories, net	62,584	72,369
Other current assets	41,551	21,630
Total current assets	625,377	421,178
Property, plant and equipment, net	319,232	292,320
Investment in real estate held for development and sale	57,458	65,604
Timber and timberlands, net	2,520,505	1,682,671
Intangible assets, net	17,906	15,491
Other long-term assets	184,310	57,951
Total assets	$3,724,788	$2,535,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$111,607	$78,209
Current portion of long-term debt	39,996	42,977
Current portion of pension and other postretirement employee benefits	4,993	4,993
Total current liabilities	156,596	126,179
Long-term debt	992,507	715,279
Pension and other postretirement employee benefits	92,990	83,674
Deferred tax liabilities, net	38,469	34,874
Other long-term obligations	38,807	49,076
Total liabilities	1,319,369	1,009,082
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, authorized 100,000 shares, issued and outstanding 80,777 and 69,064 shares	80,777	69,064
Additional paid-in capital	2,292,130	1,781,217
Accumulated deficit	(52,089)	(280,910)
Accumulated other comprehensive income (loss)	84,601	(43,238)
Total stockholders’ equity	2,405,419	1,526,133
Total liabilities and stockholders' equity	$3,724,788	$2,535,215

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$45,955	$120,222	$65,667	$330,057	$384,678
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	27,707	20,379	21,534	67,960	57,365
Basis of real estate sold	6,845	7,325	6,697	25,024	22,733
Change in deferred taxes	730	34	2,659	(1,359)	3,221
Pension and other postretirement employee benefits	3,539	3,540	5,484	10,936	16,595
Pension settlement charge	—	—	—	14,165	—
Equity-based compensation expense	11,717	2,368	2,275	16,141	6,345
Gain on fire damage	(24,913)	(9,868)	(4,394)	(34,505)	(4,394)
Other, net	144	(308)	928	(455)	633
Change in working capital and operating-related activities, net	(5,901)	(1,236)	17,072	14,071	(20,082)
Real estate development expenditures	(1,796)	(3,029)	(2,435)	(6,986)	(6,434)
Funding of pension and other postretirement employee benefits	(1,026)	(968)	(3,585)	(3,290)	(7,418)
Proceeds from insurance recoveries	17,250	9,428	—	26,678	—
Net cash from operating activities	80,251	147,887	111,902	458,437	453,242

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(7,223)	(24,211)	(10,348)	(44,000)	(26,291)
Timberlands reforestation and roads	(3,832)	(3,740)	(4,282)	(12,220)	(12,236)
Acquisition of timber and timberlands	(53,863)	(42,218)	(258)	(96,081)	(2,450)
Proceeds from property insurance	—	—	13,250	—	13,250
Cash acquired in CatchMark merger	23,571	—	—	23,571	—
Other, net	2,318	(1,475)	358	935	993
Net cash from investing activities	(39,029)	(71,644)	(1,280)	(127,795)	(26,734)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(35,530)	(30,524)	(27,489)	(96,578)	(82,462)
Repurchase of common stock	(371)	(4,156)	—	(4,527)	—
Proceeds from issuance of long-term debt	277,500	—	—	277,500	—
Repayment of long-term debt	(300,000)	—	—	(303,000)	—
Other, net	(4,026)	(1,023)	(2,396)	(6,120)	(3,619)
Net cash from financing activities	(62,427)	(35,703)	(29,885)	(132,725)	(86,081)
Change in cash, cash equivalents and restricted cash	(21,205)	40,540	80,737	197,917	340,427
Cash, cash equivalents and restricted cash, beginning	515,894	475,354	512,030	296,772	252,340
Cash, cash equivalents and restricted cash, ending[1]	$494,689	$515,894	$592,767	$494,689	$592,767

1 Includes $10.7 million and $4.7 million at September 30, 2022 and June 30, 2022, respectively, intended to be reinvested in timber and timberlands and classified as restricted cash in Other long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands)	2022	2022	2021	2022	2021
Revenues
Timberlands	$134,576	$105,486	$129,543	$363,719	$362,675
Wood Products	193,431	266,633	187,760	755,806	814,729
Real Estate	19,008	26,736	13,497	79,809	49,808
	347,015	398,855	330,800	1,199,334	1,227,212
Intersegment Timberlands revenues	(40,322)	(39,258)	(43,470)	(121,694)	(138,183)
Consolidated revenues	$306,693	$359,597	$287,330	$1,077,640	$1,089,029

Adjusted EBITDDA[1]
Timberlands	$64,482	$57,890	$76,023	$198,806	$221,140
Wood Products	31,258	107,256	26,566	288,465	356,654
Real Estate	14,140	21,816	9,069	66,080	37,450
Corporate	(12,629)	(13,912)	(11,496)	(36,125)	(35,028)
Eliminations and adjustments	3,839	2,120	7,021	4,596	(3,063)
Total Adjusted EBITDDA	101,090	175,170	107,183	521,822	577,153
Interest expense, net	(8,280)	(7,419)	(8,641)	(18,593)	(20,414)
Depreciation, depletion and amortization	(27,329)	(20,007)	(21,131)	(66,838)	(56,156)
Basis of real estate sold	(6,845)	(7,325)	(6,697)	(25,024)	(22,733)
CatchMark merger-related expenses	(26,007)	—	—	(26,007)	—
Gain on fire damage	24,913	9,868	4,394	34,505	4,394
Pension settlement charge	—	—	—	(14,165)	—
Non-operating pension and other postretirement employee benefits	(1,808)	(1,809)	(3,271)	(5,546)	(9,956)
Gain (loss) on disposal of fixed assets	23	13	(1,139)	39	(1,700)
Other	(1)	—	—	(1)	—
Income before income taxes	$55,756	$148,491	$70,698	$400,192	$470,588

Depreciation, depletion and amortization
Timberlands	$16,963	$11,563	$11,893	$40,687	$33,792
Wood Products	10,069	8,136	8,879	25,226	21,261
Real Estate	175	173	162	518	477
Corporate	122	135	197	407	626
	27,329	20,007	21,131	66,838	56,156
Bond discounts and deferred loan fees[2]	378	372	403	1,122	1,209
Total depreciation, depletion and amortization	$27,707	$20,379	$21,534	$67,960	$57,365

Basis of real estate sold
Real Estate	$6,845	$7,328	$6,703	$25,033	$22,751
Eliminations and adjustments	—	(3)	(6)	(9)	(18)
Total basis of real estate sold	$6,845	$7,325	$6,697	$25,024	$22,733

1 Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA below.

2 Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(in thousands, except per share amount)	2022	2022	2021	2022	2021
Total Adjusted EBITDDA
Net income (GAAP)	$45,955	$120,222	$65,667	$330,057	$384,678
Interest expense, net	8,280	7,419	8,641	18,593	20,414
Income taxes	9,801	28,269	5,031	70,135	85,910
Depreciation, depletion and amortization	27,329	20,007	21,131	66,838	56,156
Basis of real estate sold	6,845	7,325	6,697	25,024	22,733
CatchMark merger-related expenses	26,007	—	—	26,007	—
Gain on fire damage	(24,913)	(9,868)	(4,394)	(34,505)	(4,394)
Pension settlement charge	—	—	—	14,165	—
Non-operating pension and other postretirement benefit costs	1,808	1,809	3,271	5,546	9,956
(Gain) loss on disposal of fixed assets	(23)	(13)	1,139	(39)	1,700
Other	1	—	—	1	—
Total Adjusted EBITDDA	$101,090	$175,170	$107,183	$521,822	$577,153

Adjusted Net Income
Net income (GAAP)	$45,955	$120,222	$65,667	$330,057	$384,678
Special items:
CatchMark merger-related expenses, after tax	25,823	—	—	25,823	—
Gain on fire damage, after tax	(18,559)	(7,351)	(3,252)	(25,706)	(3,252)
Pension settlement charge, after tax	—	—	—	10,553	—
Adjusted Net Income	$53,219	$112,871	$62,415	$340,727	$381,426

Adjusted Net Income Per Diluted Share
Net income per diluted share (GAAP)	$0.64	$1.72	$0.97	$4.69	$5.69
Special items:
CatchMark merger-related expenses, after tax	0.36	—	—	0.37	—
Gain on fire damage, after tax	(0.26)	(0.11)	(0.05)	(0.37)	(0.05)
Pension settlement charge, after tax	—	—	—	0.15	—
Adjusted Net Income per diluted share	$0.74	$1.61	$0.92	$4.84	$5.64